EXHIBIT 32.1

CERTIFICATION PURSUANT TO CHAPTER 63 OF
TITLE 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Kingston Systems Inc. (the "Company") on Form 10-K for the period ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ralph E. McKittrick, Chief Executive Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

KINGSTON SYSTEMS INC.

By:	/s/ Ralph E. McKittrick
Ralph E. McKittrick
Chief Executive Officer

July 15, 2008

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Annual Report on Form 10-K or as a separate disclosure document.

A signed original of this written statement, required by Section 906, has been provided to Kingston Systems, Inc. and will be retained by Kingston Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.